                                                                   EXHIBIT 23(B)

                        CONSENT OF INDEPENDENT AUDITORS

THE BOARDS OF DIRECTORS

GENERAL MOTORS CORPORATION
ELECTRONIC DATA SYSTEMS CORPORATION:

  We hereby consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          /s/ KPMG Peat Marwick LLP

Dallas, Texas

March 29, 1995